EXHIBIT 99.2

UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2005

	Historical	Historical			Pro Forma
	Network CN	Guangdong Tianma			Network CN
	Inc. and	International Travel	Pro Forma	Adjustments	Inc. and
	Subsidiaries	Service Co., Ltd.	1	2	Subsidiaries

Current Assets
Cash	85,919	65,448		(151,367)	0
Accounts receivable, net	192,619	281,757			474,376
Due from stockholders		88,391			88,391
Prepaid expenses and other current assets	130,334	24,443			154,777
Total Current Assets	408,872	460,039			717,544
Property and Equipment, Net	31,187	1,130			32,317
Other Assets
Intangible license rights, net	429,414				429,414
Investment in a subsidiary / Goodwill			-66,358	936,283	869,926
Deposit paid		199,633			199,633
Investment held for discontinued operations	2,420,130	-			2,420,130
Total Other Assets	2,849,544	199,633			3,919,103
Total Assets	3,289,603	660,802			4,668,964
Current Liabilities
Accounts payable and Accrued expenses	649,514	391,453			1,040,967
Other loans payable		148,699		681,966	830,665
Capital lease payable	9,359	0			9,359
Due to related parties	639,130	0			639,130
Total Current Liabilities	1,298,003	540,152			2,520,121
Long-term Liabilities
Capital lease payable	3,120.00	-			3,120
Total Long-Term Liabilities	3,120	0			3,120
Total Liabilities	1,301,123	540,152			2,523,241

Minority Interest	(316)		54,293		53,977

Stockholders' Equity
Preferred Stock, $0.001 par value, 5,000,000 shares none issued and outstanding	-	-			0
Common Stock, $0.001 par value, 100,000,000 shares 55,542,718 shares issued and outstanding	21,847			363	22,210
Registered capital		314,010	(314,010)		0
Additional paid-in capital	8,087,078	(6,343)	6,343	102,587	8,189,665
Deferred stock compensation	(66,355)		0		(66,355)
Accumulated deficit
Unappropriated	0	(205,533)	205,533		0
Appropriated	(6,053,774)	15,013	(15,013)		(6,053,774)
Accumulated other comprehensive income	0	3,503	(3,503)		0
Total Stockholders' Equity	1,988,796	120,650			2,091,746

Total Liabilities and Stockholders' Equity	3,289,603	660,802			4,668,964

UNAUDITED PRO FORMA
CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2006

	Historical	Historical			Pro Forma
	Network CN	Guangdong Tianma			Network CN
	Inc. and	International Travel		Pro Forma	Inc. and
	Subsidiaries	Service Co., Ltd.		Adjustments	Subsidiaries

REVENUE, NET	$294,421	$2,078,818	$		$2,373,239

EXPENSES
Cost of tour services		2,036,583			2,036,583
Stock issued for services	61,250	-			61,250
Professional fees	228,527	1,414			229,941
Payroll	393,689	10,626			404,316
Management fees					-
Other selling, general and administrative	374,927	16,489			391,416
Total Expenses	1,058,393	2,065,113		-	3,123,505

LOSS FROM OPERATIONS	(763,972)	13,706		-	(750,266)

OTHER INCOME (EXPENSE)
Interest expense	-	-			-
Interest income	22,699	-			22,699
Other expense	-	-			-
Other income	1,233	-			1,233
Total Other Income (Expenses), net	23,932	-		-	23,932

LOSS FROM OPERATIONS BEFORE TAXES AND MINORITY INTEREST	(740,040)	13,706		-	(726,334)
Minority interest	(4,945)	-		(6,168)	(11,113)
Income taxes	(7,372)	-			(7,372)

NET LOSS FROM CONTINUING OPERATIONS	(752,357)	13,706		(6,168)	(744,818)

DISCONTINUED OPERATION
Loss from discontinued operation	579,870	-			579,870

NET LOSS	$(172,487)	$13,706		$(6,168)	$(164,948)

NET LOSS PER COMMON SHARE - BASIC
Loss per common share from continuing operations	(0.017)				(0.017)
Loss per common share from discontinuing operation	0.013				0.013
Net loss per common share - basic	$(0.004)				(0.004)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	44,520,849				44,520,849
NET LOSS PER COMMON SHARE - DILUTED
Loss per common share from continuing operations	(0.017)				(0.017)
Loss per common share from discontinuing operation	0.013				0.013
Net loss per common share - diluted	$(0.004)				(0.004)
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	44,520,849				44,520,849

UNAUDITED PRO FORMA
CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 2005

	Historical	Historical			Pro Forma
	Network CN	Guangdong Tianma			Network CN
	Inc. and	International Travel		Pro Forma	Inc. and
	Subsidiaries	Service Co., Ltd.		Adjustments	Subsidiaries

REVENUE, NET	$894,263	$4,898,517	$		$5,792,780

EXPENSES
Cost of tour services		4,845,689			4,845,689
Stock issued for services	632,997	-			632,997
Professional fees	445,452	10,746			456,198
Payroll	570,972	-			570,972
Management fees	30,769	-			30,769
Other selling, general and administrative	802,126	80,518			882,644
Total Expenses	2,482,316	4,936,953		-	7,419,269

LOSS FROM OPERATIONS	(1,588,053)	(38,436)		-	(1,626,489)

OTHER INCOME (EXPENSE)
Interest expense	-	(6,235)			(6,235)
Interest income	387	5,552			5,939
Other expense	-	(1,387)			(1,387)
Other income	13,951	-			13,951
Total Other Income (Expenses), net	14,338	(2,070)		-	12,268

LOSS FROM OPERATIONS BEFORE TAXES
AND MINORITY INTEREST	(1,573,715)	(40,506)		-	(1,614,221)
Minority interest	365	-		18,228	18,593
Income taxes	(29,182)	-			(29,182)

NET LOSS FROM CONTINUING OPERATIONS	(1,602,532)	(40,506)		18,228	(1,624,810)

DISCONTINUED OPERATION
Loss from discontinued operation	(448,923)	-			(448,923)

NET LOSS	$(2,051,455)	$(40,506)		$18,228	$(2,073,733)

NET LOSS PER COMMON SHARE - BASIC
Loss per common share from continuing operations	(0.07)				(0.07)
Loss per common share from discontinuing operation	(0.02)				(0.02)
Net loss per common share - basic	$(0.09)				(0.09)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	21,749,484			362,500	22,111,984
NET LOSS PER COMMON SHARE - DILUTED
Loss per common share from continuing operations	(0.07)				(0.07)
Loss per common share from discontinuing operation	(0.02)				(0.02)
Net loss per common share - diluted	$(0.09)				(0.09)
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	21,785,213			362,500	22,147,713